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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 12, 1997
 (February 6, 1998)



                              COVENTRY CORPORATION
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             (Exact name of registrant as specified in its charter)



         Tennessee                       0-19147                 62-1297579
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


     501 Corporate Drive, Suite 400
           Franklin, Tennessee                                     37067
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (615) 771-4141



                        53 Century Boulevard, Suite 250
                           Nashville, Tennessee 37214
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          (Former name or former address, if changed since last report)




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Item 5.      Other Events
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         Coventry Corporation (the "Company") entered into a Risk Sharing
Agreement (the "AHERF Agreement") dated as of March 31, 1997 by and among HealthAmerica Pennsylvania, Inc., the Company and Allegheny Health, Education and Research Foundation. The AHERF Agreement is included as Exhibit 10.1 to this report.

         The Company entered into three amendments to the AHERF Agreement. The first amendment, dated June 11, 1997, is included as Exhibit 10.2 to this report. The second amendment, dated June 30, 1997, is included as Exhibit 10.3 to this report. The third amendment, dated July __, 1997, is included as
Exhibit 10.4 to this report.

         Group Health Plan, Inc. and Healthcare USA of Missouri, LLC, wholly-owned subsidiaries of the Company, entered into a Global Capitation Agreement, dated March 12, 1997 (the "BJC Agreement"), with BJC Health System. The BJC Agreement is included as Exhibit 10.5 to this report.

Item 7.      Financial Statements and Exhibits
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             (c)    Exhibit:

                    10.1 Risk Sharing Agreement dated as of March 31, 1997 by and among HealthAmerica Pennsylvania, Inc., Coventry Corporation and Allegheny Health, Education and Research Foundation

                    10.2 First Amendment to Risk Sharing Agreement, dated June 11, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

                    10.3 Second Amendment to Risk Sharing Agreement, dated June 30, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

                    10.4 Third Amendment to Risk Sharing Agreement, dated July __, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

                    10.5 Global Capitation Agreement, dated March 12, 1997, by and among Group Health Plan, Inc., HealthCare USA of Missouri, LLC and BJC Health System

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COVENTRY CORPORATION


Date: February 6, 1998             By: /s/ Shirley R. Smith
                                      -----------------------------------------
                                      Shirley R. Smith
                                      Vice President, Corporate General Counsel
                                      and Secretary






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]

                                  EXHIBIT INDEX

        NO.                          EXHIBIT
--------------------------------------------------------------------------
        10.1         Risk Sharing Agreement dated as of March 31, 1997 by
                     and among HealthAmerica Pennsylvania, Inc., Coventry
                     Corporation and Allegheny Health, Education and
                     Research Foundation

        10.2         First Amendment to Risk Sharing Agreement, dated June
                     11, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

        10.3         Second Amendment to Risk Sharing Agreement, dated June
                     30, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

        10.4         Third Amendment to Risk Sharing Agreement, dated July
                     __, 1997, by and between Coventry Corporation and Allegheny Health, Education & Research Foundation

        10.5 Global Capitation Agreement, dated March 12, 1997, by and among Group Health Plan, Inc., HealthCare USA of Missouri, LLC and BJC Health System





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